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This AMENDMENT AGREEMENT, dated as of September 1, 2017 (this "Amendment Agreement"), is entered into among:

(1) CM FINANCE SPV LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the "Issuer");

(2) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the "Trustee") and, solely as expressly specified in the Indenture, in its individual capacity (the "Bank")), as collateral administrator (in such capacity, the "Collateral Administrator"), as revolving credit note agent (in such capacity, the "Revolving Credit Note Agent") and as custodian (in such capacity, the "Custodian");

(3) CM INVESTMENT PARTNERS LLC (as successor to CM Investment Partners, L.P.), a Delaware limited liability company (the "Collateral Manager"); and

(4) CM FINANCE INC. (as successor by merger to CM Finance LLC), a Delaware limited liability company (the "Sole Shareholder").

WHEREAS, the Issuer, the Trustee and the Bank are party to the Fourth Amended and Restated Indenture, dated as of February 28, 2017 (the "Indenture");

WHEREAS, the Issuer, the Collateral Manager and the Collateral Administrator are party to the Collateral Administration Agreement dated as of May 23, 2013 (the "CAA");

WHEREAS, the Issuer, the Trustee and the Custodian are party to the Account Control Agreement dated as of May 23, 2013 (the "ACA");

WHEREAS, the Issuer, each of UBS AG, London Branch and CM Finance Inc. (as successor to CM Finance LLC) as Class A-R Noteholders, the Revolving Credit Note Agent, and the Trustee are party to the Second Amended and Restated Revolving Credit Note Agreement, dated as of July 20, 2015 (the "RCNA");

WHEREAS, the Sole Shareholder and the Trustee are party to the Contribution Agreement dated as of May 23, 2013 (the "Contribution Agreement", and together with the Indenture, the CAA, the RCNA and the ACA, the "Agreements");

WHEREAS, the Issuer and the Trustee are also parties to certain other Transaction Documents (as such term is defined in the Indenture), including the Revolving Credit Note Agreement;

WHEREAS, U.S. Bank ("U.S. Bank"), in its capacity as Trustee, Bank, Collateral Administrator, Custodian and certain other roles under the Transaction Documents (the "Bank Capacities"), has become party to the Indenture, the CAA, the ACA and certain other Transaction Documents pursuant to (i) an Act of Holders dated as of the date hereof (the "Act") which removed State Street Bank and Trust Company ("State Street") in from the Bank Capacities under the Indenture and the other Transaction Documents; (ii) an Issuer Order dated as of the date hereof, pursuant to which the Issuer appointed U.S. Bank as successor to State Street in the Bank Capacities, and (iii) the Assignment and Acceptance Agreement dated as of the date hereof among the Issuer, U.S. Bank and State Street, pursuant to which State Street agreed to relinquish, and U.S. Bank agreed to assume, the Bank Capacities under the Indenture and the Transaction Documents;

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WHEREAS, the Issuer, the Trustee, the Bank, the Collateral Administrator, the Custodian, the Sole Shareholder and the Collateral Manager now wish to make certain amendments to the Agreements in connection with the appointment of U.S. Bank in the Bank Capacities under the Indenture and the Transaction Documents;

WHEREAS, the parties agree that, with respect to this Indenture, this Amendment Agreement shall constitute a supplemental indenture for purposes of Article VIII thereof;

WHEREAS, Section 8.2 of the Indenture provides that the Indenture may be amended for a purpose not permitted under Section 8.1 of the Indenture, with the written consent of each Holder and the Collateral Manager; and

WHEREAS, each Holder has consented to such amendment pursuant to the Act.

ACCORDINGLY, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

Capitalized terms used but not defined herein have the respective meanings given to such terms in the Indenture.

2.	Amendments to the Indenture

(a)
With effect from the date of this Agreement, the Issuer, the Trustee and the Bank agree that the Indenture shall be amended in accordance with the provisions set out in Exhibit A hereto and that this shall constitute a supplemental indenture in accordance with Article VIII of the Indenture.

(b)	The Collateral Manager and the Valuation Agent consent to the amendments to the Indenture set out in Exhibit A hereto.

3.	Amendments to the CAA, the ACA, the RCNA and the Contribution Agreement

(a)	With effect from the date of this Agreement, the Issuer, the Collateral Manager and the Administrator agree that the CAA shall be amended in accordance with the provisions set out in Exhibit B hereto.

(b)	With effect from the date of this Agreement, the Issuer, the Trustee and the Custodian agree that the ACA shall be amended in accordance with the provisions set out in Exhibit C hereto.

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(c)	With effect from the date of this Agreement, the Issuer and the Sole Shareholder agree that the Contribution Agreement shall be amended in accordance with the provisions set out in Exhibit D hereto.

(d)
With effect from the date of this Agreement, the Issuer, the Class A-R Noteholders, the Revolving Credit Note Agent and the Trustee agree that the RCNA shall be amended in accordance with the provisions set out in Exhibit E hereto.

4.	Miscellaneous

(a)
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person or entity other than the parties hereto and their respective successors and permitted assigns shall have any rights under this Agreement.

(b)
Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c)	Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

(d)
Governing Law. This Agreement shall be construed in accordance with, and this Agreement and any matters arising out of or relating in any way whatsoever to this Agreement (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

(e)
Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement or any matter between the parties arising under or in connection with this Agreement ("Proceedings"), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes any party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(f)
Waiver of Jury Trial Right. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS. Each party hereby (a) certifies that no representative, agent or attorney of any other has represented, expressly or otherwise, that such other would not, in the event of a Proceeding, seek to enforce the foregoing waiver; and (b) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

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(g)
Counterparts. This Agreement (and each amendment, modification and waiver in respect of this Agreement) may be executed and delivered in any number of counterparts (including by e-mail (PDF) or facsimile), each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by e-mail (PDF) or facsimile shall be deemed to constitute due and sufficient delivery of such counterpart.

(h)
Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any party hereto or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Agreement, so long as this Agreement, as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement, will not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective signatories thereunto duly authorized as of the date first written above.

EXECUTED as a DEED by CM FINANCE SPV LTD.,
as Issuer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee and as Bank

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Administrator

By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION,
as Custodian

By:
Name:
Title:

CM INVESTMENT PARTNERS LLC (as successor to CM Investment Partners, L.P.), as Collateral Manager

By:	MMCMIP LLC, as Managing Member

By:
Name:
Title:	MMCMIP Designee

CM FINANCE INC.
as Sole Shareholder and as Class A-R Noteholder

By:
Name:
Title:

UBS AG, LONDON BRANCH,
as Valuation Agent and as Class A-R Noteholder

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT A

Amendments to the Indenture

The following amendments shall be made to the Indenture:

1)	Section 1.1: The definition of "Administrative Expenses" in Section 1.1 shall be deleted in its entirety and replaced with the following:

Administrative Expenses: The fees, expenses (including indemnities) and other amounts due or accrued and payable by the Issuer from funds standing to the credit of the Expense Account in the following order by the Issuer:

first, on a pro rata basis, (i) to the Trustee pursuant to Section 6.7 and the other provisions of this Indenture, (ii) to the Revolving Credit Note Agent pursuant to the Revolving Credit Note Agreement, and (iii) to the Bank, in its individual capacity pursuant to this Indenture, second, first, to the Collateral Administrator pursuant to the Collateral Administration Agreement, and second to the and Collateral Manager pursuant to the Collateral Management Agreement,

third, on a pro rata basis, to any other Person in respect of any other fees or expenses permitted under this Indenture and the documents delivered pursuant to or in connection with this Indenture (including all legal and other fees and expenses incurred in connection with the purchase or sale of any Portfolio Assets and any other expenses incurred in connection with the Portfolio Assets) and the Notes, and fourth, on a pro rata basis, indemnities payable to any Person pursuant to any Transaction Document;

provided that Administrative Expenses shall not include (a) any amounts due or accrued with respect to the actions taken on or in connection with the Closing Date or (b) amounts payable in respect of the Notes.

2)	Section 1.1: The definition of “Corporate Trust Office” in Section 1.1 shall be deleted in its entirety and replaced with the following:

Corporate Trust Office: The corporate trust office of the Trustee at which this Indenture is administered, currently located at 8 Greenway Plaza, Suite 1100, Houston, TX, Attention: Global Corporate Trust Service – CM Finance SPV Ltd. and, for transfer purposes and presentment, U.S. Bank Global Corporate Trust Services, 111 Fillmore Avenue East, St. Paul, MN 55107-1402, Attention: Bond Transfer Services-EP-MN-WS2N- CM Finance SPV Ltd.; or, in each such case, such other address as the Trustee may designate from time to time by notice to the Holders of the Notes, the Collateral Manager and the Issuer or the principal corporate trust office of any successor Trustee.

Exhibit A

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3)	Section 5.1: The words "one Business Day" in the last sentence of Section 5.1 shall be deleted and replaced with the words "three Business Days".

4)
Section 6.1(d): The words "Sections 5.1(e) or 5.1(i)" in the first paragraph of Section 6.1(d) shall be deleted and replaced with the words "Sections 5.1(c), 5.1(d), 5.1(e), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(j) or 5.1(k) "

5)	Section 6.3(g): The words "and supervised" in Section 6.3(g) shall be deleted.

6)	Section 6.17(a): Section 6.17(a) shall be deleted in its entirety and replaced with the following:

Organization. The Bank has been duly organized and is validly existing as a national banking association with trust powers under the laws of the United States and has the power to conduct its business and affairs as a trustee, paying agent, registrar, transfer agent, custodian and calculation agent.

7)	Section 14.3(a)(i): Section 14.3(a)(i) shall be amended by deleting the words:

"State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02210, Attention: Structured Trust & Analytics, Facsimile No. 617-937-4370, E-mail: statestreet_CDO_services@statestreet.com"

and replacing them with the following:

"U.S. Bank National Association, 8 Greenway Plaza, Suite 1100, Houston, TX, Attention: Global Corporate Trust Service – CM Finance SPV Ltd., E-Mail: CM.Finance.SPV@usbank.com"

8)	Section 6.18: A new Section 6.18 shall be added to the Indenture, as follows:

6.18 Rights of Trustee under certain Transaction Documents

In executing and performing its duties under any other Transaction Document to which it is a Party, the Trustee shall have all the rights, benefits, protections, indemnities and immunities afforded to it under this Indenture, including Article 6 hereof.

9)	Section 11.1(a): Section 11.1(a) shall be deleted in its entirety and replaced with the following:

"(a) Notwithstanding any other provision in this Indenture, the Transaction Documents or the Notes, the Trustee shall disburse amounts transferred from the Collection Account to the Payment Account pursuant to Section 10.2(f) in accordance with the following (the Priority of Payments):

(i)
On each Payment Date, unless an Enforcement Event has occurred, all amounts transferred to the Payment Account from the Interest Collection Subaccount shall be applied (A) first, first, to the payment of accrued and unpaid Administrative Expenses, provided that Administrative Expenses payable under this sub-clause (A) shall exclude any amounts to the extent that payment of such amounts would result in the aggregate amounts of Administrative Expenses paid under this sub-clause (A) would exceed U.S.$120,000 (prorated for the partial calendar year 2017 and the year in which the Maturity or final payment of the Notes occurs, based on the actual number of days elapsed in such partial year and a 360 day year) in the applicable calendar year; (B) second to the payment of accrued and unpaid interest on the Class A Notes and the Class A-R Notes pro rata according to the respective Aggregate Outstanding Amounts thereof; and (C) third, to pay any accrued and unpaid Administrative Expenses to the extent not paid pursuant to sub-clause (A) above.

Exhibit A

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(ii)
On the date of Maturity, unless an Enforcement Event has occurred, all amounts transferred to the Payment Account from the Principal Collection Subaccount shall be applied (A) first, pro rata, to the repayment of (1) principal of the Class A Notes until the Class A Notes have been paid in full; and (2) the Outstanding Class A-R Funded Amount until the Outstanding Class A-R Funded Amount has been reduced to zero; (B) second, to pay any accrued and unpaid Administrative Expenses to the extent not paid pursuant to clause (i) above; and (C) third, all remaining Principal Collections shall be paid to the Issuer (in accordance with directions of the Issuer to the Trustee).

(iii)
If a declaration of acceleration of the maturity of the Notes has occurred following an Event of Default and such declaration of acceleration has not been rescinded (an Enforcement Event), the Trustee shall apply proceeds in respect of the Portfolio Assets on each date or dates fixed by the Trustee (each such date to occur on a Payment Date), in accordance with clause (i) (in the case of Interest Collections) and clause (ii) (in the case of Principal Collections) of this Section 11.1(a)."

Exhibit A

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EXHIBIT B

Amendments to the CAA

The following amendments shall be made to the CAA:

1)	Section 4(d): The second, third and fourth sentence of Section 4(d) shall be deleted.

2)	Section 8(c)(i): In the first sentence of Section 8(c)(i), the words

"is a Massachusetts trust company duly organized, validly existing and in corporate good standing under the laws of the Commonwealth of Massachusetts"

shall be deleted and replaced with the following:

"has been duly organized and is validly existing as a national banking association with trust powers under the laws of the United States"

Exhibit B

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EXHIBIT C

Amendments to the ACA

The following amendments shall be made to the ACA:

1)	Section 4(d): The following sentence shall be added at the end of Section 4(d):

"In performing its duties hereunder, the Custodian shall be entitled to all of the rights, priorities and immunities afforded to the Trustee under the Indenture ."

2)	Section 6(a): Section 6(a) shall be deleted in its entirety and replaced with the following:

Status. It has been duly organized and is validly existing as a national banking association with trust powers under the laws of the United States.

Exhibit C

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EXHIBIT D

Amendments to the Contribution Agreement

The following amendments shall be made to the Contribution Agreement:

1)	Section 11(b): The word "Notes" in Section 11(b) shall be deleted and replaced with the words "Secured Obligations".

2)	Section 11(c): The word "Notes" in Section 11(c) shall be deleted and replaced with the words "Secured Obligations".

3)	Section 19: A new Section 19 shall be added to the Contribution Agreement, as follows:

Rights of Trustee

19. In executing and performing its duties under this Agreement, the Trustee shall have all the rights, benefits, protections, indemnities and immunities afforded to it under the Indenture, including Article 6 thereof.
Exhibit D

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EXHIBIT E

Amendments to the RCNA

The following amendments shall be made to the RCNA:

1)	Section 7.14: A new Section 7.14 shall be added to the RCNA, as follows:

7.14 Rights of Trustee.

In executing and performing its duties under this Agreement, the Trustee shall have all the rights, benefits, protections, indemnities and immunities afforded to it under the Indenture, including Article 6 thereof.

Exhibit E